UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2020

CB FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36706	51-0534721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Market Street, Carmichaels, Pennsylvania 15320

(Address of principal executive offices, including zip code)

(724) 966-5041

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.4167 per share	CBFV	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

CB Financial Services, Inc. (the “Company”) held its annual meeting of stockholders on June 17, 2020. The final vote result as to each matter submitted to a vote of stockholders is as follows:

1.	The following nominees were elected as directors of the Company, each for a three-year term and until his successor is elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes

Mark E. Fox	2,911,017	172,346	1,380,590
William C. Groves	2,816,129	267,234	1,380,590
John J. LaCarte	2,847,175	231,388	1,380,590
William G. Petroplus	2,249,040	834,323	1,380,590
David F. Pollock	2,838,477	244,886	1,380,590

2.	The appointment of Baker Tilly Virchow Krause, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes

4,424,684	26,706	12,563	-

3.	The compensation of the Company’s named executive officers, as disclosed in the proxy statement, was approved by the following advisory, non-binding vote:

For	Against	Abstain	Broker Non-Votes

2,878,570	143,482	61,311	1,380,590

4.	The frequency of the stockholder advisory vote to approve the compensation of the Company’s named executive officers was determined by the following non-binding advisory vote:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes

2,751,145	51,880	198,145	80,193	1,380,590

Based on the above vote, the Company has determined to include a stockholder advisory vote on executive compensation in its annual meeting proxy solicitation materials on an annual basis until the next required vote on the frequency of the stockholder advisory vote on executive compensation to occur at the Company’s 2026 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: June 17, 2020	By:	/s/ Barron P. McCune, Jr.
Barron P. McCune, Jr. President and Chief Executive Officer